UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025

LAUNCH ONE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42173	98-1781481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Grand Avenue, Suite 153 Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 692-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LPAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LPAA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement but does not purport to describe all of the terms thereof. Launch One Acquisition Corp. shareholders, warrant holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Merger Agreement

On June 25, 2025, Launch One Acquisition Corp., a Cayman Islands exempted company (“Launch One” or “SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement” or “BCA”) with (i) Launch One Sponsor LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative from and after the effective time of the SPAC Merger (as defined below) for the shareholders of SPAC and Pubco (as defined below) (other than the shareholders of the Company (as defined below) as of immediately prior to the effective time of the Company Merger (as defined below) and their successors and assigns) in accordance with the terms and conditions of the BCA (the “SPAC Representative”), (ii) Minovia Therapeutics Ltd., an Israeli company limited by shares (together with its successors, the “Company” or “Minovia”), (iii) Natalie Yivgi-Ohana, in the capacity as the representative from and after the effective time of the Company Merger for the Company shareholders as of immediately prior to the effective time of the Company Merger (and their successors and assigns) (the “Seller Representative”), (iv) Mito US One Ltd., an Israeli company limited by shares (together with its successors, “Pubco”), (v) Mito Sub Israel Ltd., an Israeli company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and (vi) upon its execution and delivery of a joinder agreement to the BCA, a to-be-formed Cayman Islands exempted company (“SPAC Merger Sub,” and together with Company Merger Sub, the “Merger Subs”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

Subject to its terms and conditions, the Business Combination provides that at the consummation of the transactions contemplated by the BCA (the “Closing”), the Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger”), and immediately after the consummation of the Company Merger, SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving company (the “SPAC Merger” and, together with the Company Merger, the “Mergers” and collectively with the other transactions contemplated by the BCA and the related ancillary documents, the “Transactions”). As a result of such Mergers, SPAC and the Company each will become wholly owned subsidiaries of Pubco, and Pubco will become a publicly traded company with the Pubco ordinary shares listed on Nasdaq (subject to Nasdaq approval).

Transaction Consideration

According to the Business Combination Agreement, the total consideration to be paid by Pubco to the Company’s security holders at the Closing (including holders of in-the-money Company options and holders of Simple Agreements for Future Equity (“SAFEs”) with the Company) will be an amount equal to (the “Merger Consideration”) the sum of (i) $180 million plus (ii) the aggregate net cash proceeds received by the Company or its subsidiaries from financing activities between the signing of the BCA and the Closing, payable in Pubco ordinary shares, each valued at the price per share that will be paid to SPAC’s public shareholders that choose to redeem their shares in connection with the Closing (the “Redemption Price”). Each Company security holder will receive its pro rata share of the Merger Consideration (and any Earnout Shares after the Closing, as detailed below).

Earnout

In addition to the right to receive the Merger Consideration, the Company securityholders at the Closing (including holders of in-the-money Company options and holders of Company SAFEs) (“Eligible Earnout Recipients”) will have the contingent right after the Closing to receive an additional $57.5 million in Pubco ordinary shares, each valued at the Redemption Price (the “Earnout Shares”), if during the five (5) year period after the Closing (the “Earnout Period”) either: (i) the volume-weighted average price for Pubco’s ordinary shares for five (5) consecutive trading days is at least $11.50 per share; or (ii) the Company or its subsidiaries begin a phase 3 clinical trial with the U.S. Food and Drug Administration (the “FDA”) (or the FDA approves a Biologics License Application without a phase 3 clinical trial) for its Pearson syndrome clinical development program or any other clinical development program for pharmaceutical products developed by the Company or its subsidiaries. If there is a change-in-control transaction during the Earnout Period, to the extent that the implied price per Pubco ordinary share in such transaction is above the $11.50 share price target, the vesting of the Earnout Shares will accelerate, and the Earnout Shares will be issuable upon the closing of such transaction. Each Eligible Earnout Recipient will receive its pro rata share of the Earnout Shares if they vest and are issued, except that if an Eligible Earnout Recipient transfers the Pubco ordinary shares received as Merger Consideration prior to the issuance of the Earnout Shares, they will lose a pro rata portion of their Earnout Shares equal to the number of Pubco ordinary shares transferred, and such lost Earnout Shares will be reallocated to the other Eligible Earnout Recipient(s).

Representations and Warranties

The BCA contains customary representations and warranties of SPAC, Pubco, Merger Subs and the Company as of the date of the BCA or other specified dates solely for the benefit of certain of the parties to the BCA, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined below), knowledge and other qualifications contained in the BCA or in information provided pursuant to certain disclosure schedules to the BCA. “Material Adverse Effect” as used in the BCA means, in short, with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, customer relationships, operations, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or the ability of such person or any of its subsidiaries on a timely basis to consummate the Transactions, in each case subject to certain customary exceptions.

In the BCA, the Company made certain customary representations and warranties to SPAC and Pubco as of the date of the BCA and as of the Closing, including, among other things, with respect to (i) organization and qualification, (ii) capitalization, (iii) authorization, (iv) subsidiaries, (v) government approvals, (vi) non-contravention, (vii) financial statements, (viii) permits, (ix) material contracts, (x) absence of certain changes, (xi) litigation, (xii) compliance with laws, (xiii) employee plans, (xiv) environmental matters, (xv) intellectual property, (xvi) labor matters, (xvii) insurance, (xviii) taxes, (xix) brokers, (xx) real and personal property, (xxi) transactions with affiliates, (xxii) title to and sufficiency of assets, (xxiii) suppliers, (xxiv) product regulatory matters, (xxv) anti-corruption laws, (xxvi) investment company act, (xxvii) finders and brokers and (xxviii) information supplied.

In the BCA, the SPAC made certain customary representations and warranties to the Company and Pubco as of the date of the BCA and as of the Closing, including among others, related to the following: (i) organization and qualification, (ii) capitalization, (iii) authorization, (iv) government approvals, (v) non-contravention, (vi) Securities and Exchange Commission (the “SEC”) filings and financial statements, (vii) absence of certain changes, (viii) compliance with laws, (ix) actions, orders and permits, (x) taxes, (xi) employees and employee plans, (xii) properties, (xiii) material contracts, (xiv) transactions with affiliates, (xv) investment company act, (xvi) finders and brokers, (xvii) anti-corruption laws, (xviii) insurance, (xix) information supplied and (xx) trust account.

In the BCA, Pubco and the Merger Subs made certain customary representations and warranties to SPAC and the Company with respect to Pubco and Merger Subs as of the date of the BCA (or as of the date of the execution of the joinder agreement, with respect to SPAC Merger Sub) and as of the Closing, including among others, representations and warranties related to the following: (i) organization and qualification, (ii) capitalization, (iii) authorization, (iv) government approvals, (v) non-contravention, (vi) ownership of merger consideration shares, (vii) activities of Pubco and the Merger Subs, (viii) finders and brokers, (ix) investment company act and (x) information supplied. Each party’s representations, warranties and pre-Closing covenants contained in the BCA do not survive the Closing, and no party has any post-Closing indemnification obligations. Only the covenants and agreements of the parties to be performed after the Closing will survive the Closing, with such covenants and agreements surviving until fully performed. The BCA does not permit recourse against anyone other than the parties to the BCA.

Covenants

In addition to customary covenants regarding the conduct of their respective businesses, efforts, access, confidentiality and public announcements, notice of breaches, no insider trading, D&O indemnification, SPAC public filings, Nasdaq listing, U.S. and Israeli tax matters, use of trust account proceeds, and other customary covenants, the parties agreed to the following covenants:

●	The Company will use its reasonable best efforts to deliver to SPAC PCAOB audited annual financial statements for its fiscal year ended December 31, 2024 and December 31, 2023 and its PCAOB reviewed interim financial statements for the six-month period ended June 30, 2025 (together the “PCAOB Financials”), as promptly as practicable after the date of the BCA. Additionally, during the period from the signing of the BCA through the Closing, the Company will deliver to SPAC monthly, quarterly and annual unaudited income statements and balance sheets of the Company and its subsidiaries for the period from December 31, 2024 through each such calendar month, quarterly period of fiscal year, in each case accompanied by a certificate of the Company’s chief financial officer.

●	Each party is subject to a “no shop” between signing and Closing and will not be allowed to solicit or discuss competing transactions with other potential parties.

●	The parties will promptly prepare and file with the SEC a registration statement on Form F-4 (the “Registration Statement”) to register the Pubco securities to be issued in replacement of SPAC and Company securities, and the SPAC proxy statement that will be contained therein (the “Proxy Statement”) for the purpose of soliciting proxies from SPAC’s shareholders for the matters to be acted upon at a shareholders' meeting to be called for SPAC shareholders to vote on, among other matters, the BCA and the Transactions. As part of the Registration Statement, Pubco will approve and adopt, subject to SPAC shareholder approval, a new incentive equity plan with total awards equal to 10% of the outstanding shares of Pubco immediately after the Closing and otherwise in a form to be reasonably agreed upon by the Company and SPAC. The SPAC board of directors will not be able to change its recommendation that SPAC shareholders approve the BCA and the Transactions and related matters (the “Board Recommendation”), except as required by fiduciary duties (including after giving a chance to the Company to revise the terms of the BCA so that the change in Board Recommendation is no longer required).

●	The Company will call a shareholder meeting as promptly as practicable after the Registration Statement has become effective and use its reasonable best efforts to have its shareholders approve the BCA and related matters.

●	The Pubco board of directors after the Closing will consist of eight (8) directors, to be composed as follows: (a) five (5) directors designated by the Company prior to the Closing, (b) one (1) director designated by the Sponsor prior to the Closing, and (c) two (2) directors designated by Alex Greystoke and Jon Bakhshi as long as (x) they pay the expenses of the Company’s U.S. securities counsel and PCAOB auditor in accordance with their agreement with the Company, and (y) the Minimum Cash Condition (as described below) is satisfied. A majority of the directors of the Pubco board of directors following the Closing will qualify as independent directors under applicable Nasdaq rules. The Pubco board will be a classified board with three (3) classes of directors each serving three (3) year terms after their initial term, with the Class I directors (consisting of two (2) directors) initially serving a one-year term, Class II directors (consisting of three (3) directors) initially serving a two-year term and Class III directors (consisting of three (3) directors) initially serving a three-year term. The director designated by the Sponsor shall serve as a Class III director.

●	The Company, with the reasonable assistance of SPAC, will use its commercially reasonable efforts to seek, enter into and consummate, within 30 days after the execution of the BCA, bridge financing agreements with certain accredited investors (on terms and conditions and in such form as mutually agreed upon, such agreement not to be unreasonably withheld, delayed or conditioned) for an aggregate investment amount into the Company of at least $5 million at a pre-money equity valuation of the Company of $120 million (the “Bridge Financing”).

●	Between the signing of the BCA and the Closing, SPAC, the Company and Pubco will use their commercially reasonable efforts to enter into additional financing agreements for aggregate proceeds of at least $18 million (excluding any committed capital on demand or equity line facility) in addition to the Bridge Financing on such terms and structuring as SPAC and the Company shall mutually agree upon (such agreement not to be unreasonably withheld, delayed or conditioned) (the “Additional Transaction Financing” and, together with the Bridge Financing, the “Transaction Financing”), except that the Company’s prior written consent, in its sole and absolute discretion, is required with respect to any Additional Transaction Financing that is for debt or debt-like securities (including mandatorily redeemable preferred equity) that is not convertible into common equity of Pubco.

●	The Company will use its reasonable best efforts to cause certain specified individuals, including the Company’s chief executive officer and chief financial officer to enter into new employment agreements, effective as of the Closing, with Pubco in form and substance reasonably acceptable to the Company and SPAC (the “Employment Agreements”).

●	The Company will use its reasonable best efforts to ensure that all Locked-Up Company Security Holders (as defined below) that did not sign Lock-Up Agreements at the time of the BCA, sign Lock-Up Agreements as promptly as practicable after the signing of the BCA.

●	Unless SPAC notifies the Company within 30 days after the date of the BCA that it elects not to seek an FTO Opinion (as defined below), during a period of up to 30 days after the date of the BCA, SPAC will, and will cause its U.S. IP counsel to, use commercially reasonable efforts to perform a freedom to operate analysis directed to whether the products and technology of the Company and its Subsidiaries are reasonably likely to infringe upon any third-party U.S. Patents (the “FTO Opinion”), and the Company will reasonably cooperate with such efforts.

●	As promptly as practicable after the signing of the BCA and before the initial filing of the Registration Statement, the Company shall cause SPAC Merger Sub to be formed in the Cayman Islands, and for the SPAC Merger Sub to execute a joinder agreement to the BCA.

Conditions to Closing

The BCA is subject to customary Closing conditions, including (i) receipt of SPAC shareholder approval, (ii) receipt of Company shareholder approval, (iii) completion of any antitrust expiration periods, as applicable, (iv) receipt of any specified third party and governmental authority consents, (v) no law or order preventing the Transactions, (vi) no material uncured breach by the other party of its representations, warranties, covenants and agreements under the BCA, (vii) the Pubco ordinary shares having been approved for listing on Nasdaq, (viii) no occurrence of a material adverse effect which is continuing and uncured with respect to SPAC, Company or Pubco, (ix) Pubco’s qualification as a foreign private issuer under the Securities Exchange Act of 1934, as amended, (x) that the Registration Statement will have been declared effective by the SEC, (xi) the members of the post-Closing Pubco board of directors will have been appointed in accordance with the BCA, (xii) Pubco will have amended and restated its organizational documents in substantially the form attached to the BCA, (xiii) the parties will have entered into an amendment and restatement of SPAC’s registration rights agreement from its initial public offering in form and substance reasonably acceptable to the SPAC and the Company (the “Amended Registration Rights Agreement”) to have Pubco assume the registration obligations of SPAC under the original registration rights agreement and have such rights apply to Pubco’s securities, and to add thereto certain Company security holders that are expected to be officers, directors or affiliates of Pubco immediately after the Closing in order to provide them with registration rights with respect to the Pubco ordinary shares received in the Company Merger and any Earnout Shares, (xiv) receipt of the Employment Agreements, (xv) SPAC having received Lock-Up Agreements from all Locked-Up Company Security Holders that did not sign a Lock-Up Agreement at the time of the BCA, (xvi) the receipt of certain Israeli tax rulings and Israeli securities laws rulings; (xvii) the conclusion of statutory merger waiting periods under Israeli law and (xviii) SPAC Merger Sub having been formed and executed and having delivered a joinder agreement to become party to the BCA.

The Company’s obligation to complete the Closing is also subject to a minimum cash condition (the “Minimum Cash Condition”) requiring that, upon Closing, SPAC shall have an aggregate amount of cash and cash equivalents, including funds remaining in the trust account, after redemptions, that when added to the aggregate proceeds of all Transaction Financing, whether received by SPAC, Pubco or the Company or its subsidiaries, and after deducting all SPAC unpaid transaction expenses (including deferred initial public offering expenses) and administrative expenses, including placement agent fees, and other cash liabilities (including up to $275,000 of fees payable to the Company’s Israeli legal counsel), is at least equal to $23 million.

Termination

In addition to termination by mutual written consent of SPAC and the Company, the BCA provides for termination, in each case by written notice from the terminating party to the other party: (i) by either party if the conditions to the Closing have not been satisfied (except as the result of an uncured breach by the terminating party or its affiliates) or waived and the Closing does not occur by December 24, 2025 (the “Outside Date”); (ii) by either party if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable (except as the result of an uncured breach by the terminating party or its affiliates); (iii) by either party for the other party’s (or its affiliates) uncured material breach of its representations, warranties, covenants or agreements set forth in the BCA (except where the terminating party or its affiliate is then in uncured material breach); (iv) by SPAC if there has been an event after the signing of the BCA that has had a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, or Pubco, which is uncured and continuing; (v) by the Company if there has been an event after the signing of the BCA that has had a Material Adverse Effect on SPAC and its subsidiaries, taken as a whole, which is uncured and continuing; (vi) by the Company if SPAC publicly changes its Board Recommendation or fails to include the Board Recommendation in the Registration Statement; (vii) by either party if the SPAC shareholders do not approve the BCA and related proposals at the shareholder meeting of SPAC; (viii) by either party if Bridge Financing with aggregate gross proceeds of at least $5 million is not consummated within 30 days after the date of the BCA (with the termination right falling away once $5 million in Bridge Financing is consummated); (ix) by SPAC upon written notice to the Company if the SPAC’s U.S. IP counsel concludes in connection with the FTO Opinion analysis that the products or technology of the Company and its subsidiaries, as currently contemplated, are reasonably likely to materially infringe one or more valid and enforceable third-party U.S. Patents, where such infringement would reasonably be expected to result in a Material Adverse Effect on the Company, and the Company does not propose within 15 days of receiving such notice a commercially reasonable mitigation plan to address such issues that is reasonably acceptable to SPAC (with the termination right falling away if SPAC waives the provisions regarding the FTO Opinion or once the FTO Opinion is actually delivered).

There is no termination fee, but each party will continue to be liable after termination of the BCA for any willful breach or fraud claim prior to such termination. Each party will bear its own expenses if the transaction does not close.

Trust Account Waiver

Each of the Company, Pubco, the Company Merger Sub, SPAC Merger Sub (upon its execution and delivery of a joinder to become party to the BCA), and the Seller Representative has agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in SPAC’s trust account (including any distributions therefrom) held for its public shareholders. They have further agreed not to assert, and have waived any right to assert, any claim against the trust account (including any distributions from the trust account to SPAC’s public shareholders).

Related Agreements

Voting Agreements

Simultaneously with the execution of the BCA, certain Company securityholders constituting approximately 35% of the outstanding voting securities of the Company each entered into a voting agreement with SPAC and the Company (each, a “Voting Agreement”), pursuant to which, among other matters, such Company securityholders have undertaken to vote their Company shares in favor of the BCA and the Transactions and against competing transactions.

A copy of the form of Voting Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Voting Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

Company securityholders that, as of the date of the BCA are or as of immediately prior to the Closing will be, officers or directors of the Company or own at least 3% of the fully-diluted equity of the Company (the “Locked-Up Company Securityholders”) have entered or will enter into, either simultaneously with the execution of the BCA or prior to the Closing, a lock-up agreement (each, a “Lock-Up Agreement”) with Pubco, SPAC and the SPAC Representative, pursuant to which such Company securityholder agrees to lock-up the Pubco ordinary shares that it receives in the transaction (including any Earnout Shares) for a period commencing from the Closing and ending on the one-year anniversary of the Closing (subject to early release if (x) the closing price of Pubco ordinary shares exceeds $12.00 per share for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (y) Pubco consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in at least a majority of Pubco’s shareholders having the right to exchange their equity holdings in Pubco for cash, securities or other property), subject to certain customary transfer exceptions.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Sponsor Agreement

Simultaneously with the execution and delivery of the BCA, the Sponsor, Pubco and the Seller Representative entered into a letter agreement (the “Sponsor Agreement”), pursuant to which the Sponsor agreed to subject 22.5% of its SPAC founder shares (the “Sponsor Earnout Shares”) to certain transfer restrictions and potential forfeiture if a Triggering Event does not occur during the Earnout Period and, therefore, the Eligible Earnout Recipients no longer have the contingent right to receive any Earnout Shares. Additionally, the Sponsor agreed to subject a portion of such Sponsor Earnout Shares to additional escrow and transfer restrictions if the Minimum Cash Condition is not satisfied but is waived by the Company and the Closing occurs.

A copy of the Sponsor Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Sponsor Agreement is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among Launch One, Pubco and the Company.

In connection with the Proposed Business Combination, Pubco intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement to Launch One shareholders and a prospectus for the registration of Pubco securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Launch One as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Launch One and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Launch One, Pubco, Minovia, and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Launch One Acquisition Corp., 180 Grand Avenue, Suite 1530, Oakland CA, 94612, Attn: Jurgen van de Vyver, Chief Financial Officer. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LAUNCH ONE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Participants in the Solicitation

Launch One, Pubco, and the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Launch One’s shareholders in connection with the Proposed Business Combination. Launch One’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Launch One in Launch One’s Form 10-K, as amended, filed with the SEC on March 26, 2025, or its Form 10-Q, filed with the SEC on May 15, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Launch One’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, accompanying the Registration Statement that Launch One intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Launch One’s or Minovia’s future financial or operating performance. For example, statements regarding the Proposed Business Combination, and the anticipated timing of the completion of the Proposed Business Combination are forward-looking statements. In some but not all cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of Launch One and Minovia are based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of Launch One’s management and Minovia’s management. These forward-looking statements are only predictions and are subject to, without limitation, (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the final prospectus of Launch One relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Launch One; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond Launch One’s or Minovia’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Minovia’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Launch One and Minovia therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Launch One and its management, Minovia and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Launch One’s or Minovia’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Proposed Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Launch One, Minovia, or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Proposed Business Combination due to the failure to obtain consents and approvals of the shareholders of Launch One, to obtain financing to complete the Proposed Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Business Combination; (v) projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, and the estimated implied enterprise value of Minovia; (vi) Minovia’s ability to scale and grow its business, and the advantages and expected growth of Minovia; (vii) Minovia’s ability to source and retain talent, the cash position of Minovia following closing of the Proposed Business Combination; (viii) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Proposed Business Combination; (ix) the risk that the Proposed Business Combination disrupts current plans and operations of Minovia as a result of the announcement and consummation of the Proposed Business Combination; (x) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Minovia to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (xi) costs related to the Proposed Business Combination; (xii) changes in applicable laws, regulations, political and economic developments; (xiii) the possibility that Minovia may be adversely affected by other economic, business and/or competitive factors; (xiv) Minovia’s estimates of expenses and profitability; (xv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (xvi) other risks and uncertainties set forth in the filings by Launch One with the SEC. There may be additional risks that neither Launch One nor Minovia presently know or that Launch One and Minovia currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Launch One or Minovia speak only as of the date they are made. None of Launch One or Minovia undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of June 25, 2025, by and among Launch One, the Company, Seller Representative, Pubco, and Company Merger Sub.
10.1	Form of Lock-Up Agreement, dated as of June 25, 2025, by and among Pubco, Launch One, the Sponsor, and certain Company securityholders therein.
10.2	Form of Voting Agreement, dated as of June 25, 2025, by and among Launch One, and the Company, and certain Company securityholders therein.
10.3	Sponsor Agreement, dated as of June 25, 2025, by and among the Company, the Sponsor, Pubco, and the Seller Representative.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

*The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUNCH ONE ACQUISITION CORP.

	By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer

Dated: July 1, 2025